                                                                   EXHIBIT 10.28

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 1 LOAN)


         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 1 Loan (as defined in the Loan Agreement) a principal amount of US$5,080,636.30 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 1 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                   ----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                   ----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                   ----------------------------


                                               By:
                                                   ----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.


                                               --------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 2 LOAN)


         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 2 Loan (as defined in the Loan Agreement) a principal amount of US$9,643,823.39 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 2 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to Section 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                   ----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                   ----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                   ----------------------------


                                               By:
                                                   ----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               --------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 3 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 3 Loan (as defined in the Loan Agreement) a principal amount of US$4,425,150.57 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 3 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  -----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  -----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  -----------------------------


                                               By:
                                                  -----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               --------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 4 LOAN)


         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 4 Loan (as defined in the Loan Agreement) a principal amount of US$6,300,323.22 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 4 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  -----------------------------


                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  -----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  -----------------------------


                                               By:
                                                  -----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.


                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 5 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 5 Loan (as defined in the Loan Agreement) a principal amount of US$7,897,184.70 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 5 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  -----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  -----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  -----------------------------


                                               By:
                                                  -----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 6 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 6 Loan (as defined in the Loan Agreement) a principal amount of US$8,304,717.22 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 6 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  -----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION

                                               By:
                                                  -----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  -----------------------------


                                               By:
                                                  -----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.


                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 7 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 7 Loan (as defined in the Loan Agreement) a principal amount of US$10,348,651.63 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 7 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  -----------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  -----------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  -----------------------------


                                               By:
                                                  -----------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 8 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 8 Loan (as defined in the Loan Agreement) a principal amount of US$9,926,963.73 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 8 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  ------------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  ------------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  ------------------------------


                                               By:
                                                  ------------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 9 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 9 Loan (as defined in the Loan Agreement) a principal amount of US$7,178,371.80 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 9 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

                  Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  ------------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  ------------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  ------------------------------


                                               By:
                                                  ------------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS

                 JANUARY 2002 MORTGAGE LOAN ASSIGNMENT AGREEMENT
                          (JANUARY 2002 SERIES 10 LOAN)



         THIS MORTGAGE LOAN ASSIGNMENT AGREEMENT (this "ASSIGNMENT") made as of January 25, 2002, constitutes an assignment from NB FINANCE, LTD., a Bermuda corporation (the "ASSIGNOR"), to NB CAPITAL CORPORATION, a Maryland corporation, (the "ASSIGNEE"), and an agreement by and among Assignor, Assignee and NATIONAL BANK OF CANADA, a Canadian chartered bank, as custodian and servicer on behalf of Assignee (the "BANK").

                                  WITNESSETH:

         WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement, as of January 25, 2002 (such Loan Agreement, as it may be amended or modified from time to time, the "LOAN AGREEMENT"), under the terms of which Assignee has, subject to the terms and conditions thereof, lent with respect to the January 2002 Series 10 Loan (as defined in the Loan Agreement) a principal amount of US$2,760,257.31 to Assignor, as of January 25, 2002.

         WHEREAS, to evidence and secure its obligations with respect to the January 2002 Series 10 Loan under the Loan Agreement, Assignor shall execute and deliver certain Loan Documents (as defined in the Loan Agreement).

         WHEREAS, Assignee has required and Assignor has agreed that Assignor shall assign all of its right, title and interest in, to and under the mortgage loans listed on Exhibit A attached hereto (the "MORTGAGE LOANS"), each such Mortgage Loan evidenced by certain agreements, deeds and proceedings (the "MORTGAGE LOAN DOCUMENT") to Assignee and permit Assignee or its agents, to administer, perform and enforce the Mortgage Loans upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the transactions hereinabove described, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT.

                  (a) Assignor as beneficial owner hereby assigns, charges and sets over to Assignee, and its successors and assigns, without recourse to Assignor, all of Assignor's right, title and interest now or hereafter acquired in, to and under the Mortgage Loans and all of the real property (together with any proceeds (including, but not limited to, any insurance, casualty and mortgage insurance proceeds), products, substitutions, additions or replacements of any collateral mortgaged, assigned or pledged under the Mortgage Loans) described therein (collectively, the "COLLATERAL").

                  (b) Assignee hereby accepts the foregoing assignment, on behalf of itself and its respective successors and assigns.

                  (c) Assignor hereby appoints Assignee the true and lawful attorney-in-fact of Assignor, with full power of substitution, in its own name, both before and/or after any Event of Default (as defined in the Loan Agreement), to take any action under or in connection with the Mortgage Loans. This power shall be deemed to be coupled with an interest and shall be irrevocable.

                  (d) Assignor agrees that the assignment herein provided is absolute and from and after the date hereof, subject to SECTION 16, Assignee shall obtain legal title to the Mortgage Loans and Assignor shall not have, and shall not exercise, any rights in and to the Collateral, including, without limitation, any rights as payee, mortgagee or assignee under any of the Mortgage Loan Documents, or any rights to receive any payments or to exercise or omit to exercise, waive, compromise or make any other actions or determinations or give or receive any notices under or in respect of the Mortgage Loan Documents, except such as Assignee may direct in order to better effectuate the rights, remedies and security herein provided or contemplated.

                  (e) Assignee, as payee under the Mortgage Loans, shall have the right, both before and after an Event of Default (as defined in the Loan Agreement) to collect and receive all payments of principal and interest and any other amounts due and payable under the Mortgage Loan Documents. On each Interest Payment Date (as defined in the Loan Agreement), Assignee shall apply the US Dollar Equivalent (as defined in the Loan Agreement) of the funds collected under the Mortgage Loan Documents (i) first, to the payment of any interest due and payable under the Loan Documents, (ii) second, to the payment of any scheduled or unscheduled principal payments due and payable under the Loan Documents, (iii) third, to the payment of any Excess Loan Amount (as defined in the Loan Agreement) and (iv) fourth, to any other amounts due and payable under the Loan Documents and shall, to the extent available after payment of the amounts in clauses (i), (ii), (iii) and
         (iv) above, remit the balance of any collections or payments to Assignor.

                  TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns.

         2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants as follows:

                  (a) Assignor (i) is the sole owner of the Mortgage Loans and such ownership is free and clear of any lien, security interest or other encumbrance, (ii) has not granted any participation or other interest or assignment, other option or rights to the Mortgage Loans, other than to Assignee, and (iii) has not pledged, collaterally assigned or otherwise hypothecated any interest therein or agreed to do so, other than to Assignee.

                  (b) The registered office and principal place of business of the Assignor is located in Hamilton, Bermuda.

                  (c) The execution, delivery and performance of this Assignment by Assignor are within Assignor's power and authority, have been duly authorized by all necessary action and do not and will not (i) require any authorization which has not been obtained, (ii) contravene the articles of incorporation or by-laws of the Assignor, any applicable laws or any agreement or restriction binding on or affecting Assignor or its property, or (iii) result in or require the creation or imposition of any lien or right of others upon or with respect to any property now or in the future owned by Assignor (other than liens created in favor of Assignee hereunder). No authorization which has not been obtained is required for the assignment hereunder or the enforcement by Assignee of its remedies under this Assignment. This Assignment, when executed and delivered, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  (d) The originals (including duplicate originals, if any) of all the Mortgage Loan Documents, have been simultaneously herewith delivered to the Bank as custodian for Assignee (except for any loan documents which have been or will be submitted to public officials for filing or recording and policies of title or other insurance which have not yet been received by Assignor, which in either case will be delivered directly to the Bank or forthwith turned over to the Bank as and when received by the Assignor).

         3. SERVICING. Until the satisfaction in full of all obligations of Assignor under the Loan Agreement shall have occurred:

                  (a) Assignee or its agents, shall have the sole power and authority to do or refrain from doing any act under or in connection with the Mortgage Loan Documents and the property described therein and/or this Assignment, including, without limitation, the sole power and authority in its sole discretion, to (i) advance funds thereunder,
         (ii) determine that all conditions to the advance of funds thereunder have been satisfied (or to waive some or all of the conditions to advance thereunder), and (iii) determine that a default or event of default has occurred thereunder and to give any notice, demand or protest in respect thereof;

                  (b) Assignor acknowledges that (i) the Bank, as agent of Assignee, shall be named as mortgagee and loss payee on all fire, extended coverage and other hazard insurance policies required under the Mortgage Loan Documents, to the extent set forth therein and (ii) Assignor and any mortgage and all other parties obligated to Assignor under the Mortgage Loan Documents shall deal solely with the Bank, acting on behalf of Assignee, under the Mortgage Loan Documents and this Assignment, Assignor and all other parties so obligated shall be entitled to rely on their actions so taken with respect to the Bank and upon the action taken by the Bank, acting on behalf of Assignee, with respect to them until the satisfaction in full of all obligations of Assignor under the Loan Agreement or until Assignee shall appoint another person to act on its behalf (or otherwise revoke the Bank's authority to act on behalf of Assignee);

                  (c) Assignor agrees that Assignee or it agents shall have the full power and authority, in its discretion, to take, or defer from taking, any and all actions with respect to the administration and enforcement of the Loan Documents, in order to effectuate the purposes contemplated herein and therein, including the right, power and authority to exercise any and all of the rights, remedies and options reserved to Assignee or its agents in, or given by law or equity to Assignee or it agents as holder of the Mortgage Loan Documents, to enforce the Mortgage Loan Documents, and to take such other actions for the protection and preservation of the lien of the Mortgages, and protect and preserve all property described therein should Assignee or its agents become the owner thereof by foreclosure or otherwise as may be necessary and/or appropriate.

         4. EVENT OF DEFAULT: REMEDIES. If an event of default shall occur under any Mortgage Loan (an "EVENT OF DEFAULT"), Assignee or its agents shall have all the rights and remedies which would be available to Assignor (but for this Assignment) under the Mortgage Loan Documents as set forth therein and as permitted thereunder or otherwise available to Assignor (but for this Assignment) in law or in equity, including, without limitation but in each instance to the extent provided in and as conditioned by the Mortgage Loan Documents, the right:

                  (a) To accelerate the maturity of such Mortgage Loan and all other amounts due under the applicable Mortgage Loan Documents and to declare the same to be or become immediately due and payable and enforce payment thereof upon the happening of any Event of Default by the mortgagor under such Mortgage Loan, as permitted therein, after the giving of such applicable notice and/or the passage of such time as may be provided for in such Mortgage Loan;

                  (b) To take such steps, institute and prosecute such actions and proceedings and do or omit such acts which, in its judgment, are advisable in order to enforce payment of all amounts due under the Mortgage Loan Documents and realize upon the security provided therefor, including, without limitation, (i) to select any of the remedies available under the Mortgage Loan Documents or otherwise available at law or in equity, (ii) to enter into or consent to any amendment, modification and/or extension of the Mortgage Loan Documents, (iii) to enter into or consent to any release, substitution or exchange of all or any part of any security for such Mortgage Loan,
         (iv) to waive any claim against the mortgagor or any person or entity obligated under the Loan Documents and (v) to defer, extend, increase or decrease any payment, instalment or other sum required or on account of such Mortgage Loan and/or the applicable Mortgage Loan Documents;

                  (c) To discontinue any such action or proceeding commenced as provided in SUBSECTION 4(b) above or to stay, delay, defer, discontinue or withdraw the same;

                  (d) To enter or cause to be entered a bid at any foreclosure sale of the property mortgaged securing such Mortgage Loan pursuant to the applicable Mortgage Loan Documents (each such property a "MORTGAGED PROPERTY") or any portion thereof;

                  (e) To acquire title in and to any Mortgaged Property or any portion thereof in any foreclosure proceeding in its name or the name of its nominee or designee;

                  (f) To accept a deed to any Mortgaged Property or any portion thereof in lieu of foreclosure and to release the mortgagor from its obligations under the Mortgage Loan in consideration of such deed in lieu of foreclosure;

                  (g) To operate, manage and/or develop, or hire agents to operate, manage and/or develop, any foreclosed or acquired Mortgaged Property and to lease all or any portion thereof upon such terms and conditions as it deems to be in the best interests of Assignee;

                  (h) To sell any foreclosed or acquired Mortgaged Property or any portion thereof, upon such terms as it may deem to be in the best interests of Assignee, including, without limitation, the right to take back one or more purchase money notes and mortgages;

                  (i) To make advances for the payment for taxes, assessments, water, sewer and vault charges, and all interest and penalties thereon, insurance premiums and other similar or dissimilar items relating to any Mortgaged Property, to the extent permitted by the applicable Mortgage Loan Documents;

                  (j) To make advances for the account of the mortgagor under such Mortgage Loan, to the extent permitted by the applicable Mortgage Loan Documents;

                  (k) To collect, sue for, receive and, subject to applicable provisions of law, settle or compromise any claims for loss or damage covered by insurance and/or condemnation of all or any portion of any Mortgaged Property and to exercise its discretion in the proper application and disposition of the net proceeds of such insurance and/or condemnation award;

                  (l) To sell the Mortgage Loan at a fair market value; and

                  (m) Generally to do and take any and all actions which, but for this Assignment, the Assignor would be entitled to do and take under or with respect to the applicable Mortgage Loan Documents; it being understood and agreed that this Assignment does not confer upon the Assignee any greater rights with respect to the Mortgage Loan Documents than granted to Assignor or expand or extend such rights, the purpose of this Assignment being, inter alia, to assign, transfer and allocate such rights and not to create new rights against any mortgagor under the applicable Mortgage Loan, or to limit the rights or expand the obligations of any such mortgagor, and in the event of any conflict between the provisions of this Assignment and the provisions of the Mortgage Loan Documents, the provisions of the Mortgage Loan Documents, shall control.

         5. POSSESSION OF MORTGAGE LOAN DOCUMENTS. From and after the date of this Assignment, the Bank shall no longer hold the duly executed originals of the Mortgage Loan Documents on its own behalf or as custodian for Assignor, but shall hold the same as custodian for Assignee, pursuant to the terms of (i) the custodial agreement dated as of January 25, 2002 by and between the Bank and Assignee and (ii) the Amended and Restated Servicing Agreement dated as of June 28, 2001 by and between the Bank and Assignee.

         6. FURTHER ASSURANCES.

                  (a) Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may reasonably request, to effectuate the purpose or provisions of this Assignment or to confirm or perfect any transaction described or contemplated herein or to enable Assignee or its agents to exercise and enforce its rights and remedies hereunder with respect to any Mortgage Loan Document. Assignor and Assignee agree that Assignor shall reasonably cooperate (i) in preparing, executing, delivering or having prepared, delivered and executed by July 1, 2002 such documents or instruments which are necessary or desirable to register legal title to each Mortgage Loan in the name of Assignee in the appropriate land registry or other office of public record, and (ii) in registering legal title to each Mortgage Loan in the name of Assignee in the event the credit rating of the Bank (or such other agent as may hold the Mortgage Loans on behalf of Assignee) will fall below either "BBB-" by Standard & Poor's Rating Services or "Baa" by Moody's Investor Service, Inc.

                  (b) Assignor hereby authorizes Assignee or its agents to file and record one or more financing or continuation statements and amendments thereto, relative to all or any part of the Loan Documents without the signature of Assignor where permitted by the law.

         7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Assignor, at its address at c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, Attention: Roger Burgess; and if to Assignee, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer; or as to each other party, at such other address as shall be designated by such party in a written notice to Assignee and Assignor. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         9. GOVERNING LAW. This Assignment and Agreement shall be governed by and construed in accordance with the laws of Bermuda.

         10. JURISDICTION.

                  (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court sitting in Bermuda, and any appellate court thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such

         Bermuda court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Assignment in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any Bermuda court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Assignee hereby irrevocably appoints Codan Services Limited, Clarendon House, Church Street, Hamilton HM CX, Bermuda ("ASSIGNEE'S PROCESS AGENT"), as its agent to receive, on behalf of Assignee, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, if to Assignee, in care of Assignee's Process Agent at Assignee's Process Agent's above address. Assignee hereby irrevocably authorizes and directs its respective process agent to accept such service on its behalf.

         11. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be considered an original. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment. Any delivery of a counterpart signature by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

         12. CHANGE AND MODIFICATIONS. This Assignment may not be changed, terminated or modified orally or in any manner other than by an agreement in writing signed by the party sought to be charged therewith.

         13. NO WAIVER. No waiver by any party of any provision of this Assignment or any right, remedy or option hereunder shall be controlling, nor shall it prevent or estop such party from thereafter enforcing such provision, right, remedy or option, and the failure or refusal of any party hereto to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Assignment by any other party hereto shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that the rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, hereunder are and shall be cumulative and in addition to all other rights, remedies and options of Assignee or the Bank, acting as servicer on behalf of Assignee, in law or in equity or under any other agreement.

         14. RECITALS. All of the recitals hereinabove set forth are incorporated in this Assignment by reference.

         15. PARAGRAPH HEADINGS, ETC. The headings of paragraphs contained in this Assignment are provided for convenience only. They form no part of this Assignment and shall not affect its construction or interpretation. All references to paragraphs or subparagraphs of this Assignment refer to the corresponding paragraphs and subparagraphs of this Assignment. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Assignment" shall each mean this Assignment as a whole and as the same may from time to time hereafter be amended or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Assignment as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         16. TERMINATION. Upon satisfaction in full of all obligations of Assignor under the Loan Documents, this Assignment shall terminate and be of no further force and effect and Assignee shall execute documents evidencing the assignment of any outstanding Mortgage Loans to Assignor (without recourse), provided however, that in the event an Event of Default under any Mortgage Loan occurs, Assignee's obligation to assign such defaulted Mortgage Loan back to Assignor as provided in this Section shall terminate, provided, further, however, that to the extent any amounts collected by Assignee with respect to such defaulted Mortgage Loan exceed an amount equal to the sum of (i) the amount by which the principal amount of the Loan secured by such defaulted Mortgage Loan was reduced pursuant to Section 2.04(b)(B) of the Loan Agreement, (ii) any interest accrued on such amount at the applicable Interest Rate (as defined in the Loan Agreement) compounded monthly, and (iii) the amount of any collection expenses (including legal fees), such excess shall be applied against the Excess Loan Amount and any remaining amount shall be remitted to Assignor.

         17. PARTIAL INVALIDITY. In case any provision in this Assignment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         18. NATIONAL HOUSING ACT. Subject to the terms and provisions of the Servicing Agreement referred to above, the Mortgage Loans hereby assigned will be administered and serviced by the Bank, as agent of Assignee, in accordance with the National Housing Act (Canada) and National Housing Regulations (Canada).


         IN WITNESS WHEREOF, the Assignor and each other party hereto has duly executed the Mortgage Loan Assignment Agreement as of the twenty-fifth (25th) day of January, Two thousand and two (2002).


                                               ASSIGNOR

                                               NB FINANCE, LTD.


                                               By:
                                                  ------------------------------

                                               ASSIGNEE

                                               NB CAPITAL CORPORATION


                                               By:
                                                  ------------------------------


                                               BANK

                                               NATIONAL BANK OF CANADA


                                               By:
                                                  ------------------------------


                                               By:
                                                  ------------------------------

PROVINCE OF QUEBEC           )
                             )  ss.:
DISTRICT OF MONTREAL         )



         On the sixth (6th) day of November, Two thousand and two (2002), before me personally came SOPHIE CLERMONT to me known, who, being by me duly sworn, did depose and say that she resides at 383 Claremont Street, in the City of Montreal, Province of Quebec, H3Z 2P6, that she is the Assistant Secretary of NB Finance, Ltd., the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.



                                               ---------------------------------
                                               NICOLE NOBERT, attorney

                                    EXHIBIT A

                                 MORTGAGE LOANS